SEVERANCE AGREEMENT AND GENERAL RELEASE

         This Severance Agreement and General Release ("AGREEMENT") is entered into as of September 1, 2003, by and between Bradford C. Walker ("EMPLOYEE") and PrimeSource Healthcare, Inc., a Massachusetts corporation (the "COMPANY") (collectively, the "PARTIES").

         WHEREAS, Employee's employment as President and Chief Executive Officer of the Company ceased on September 1, 2003;

         WHEREAS, the Company and Employee are parties to the Employment Agreement effective as of the date of the Initial Closing, as defined in the Purchase Agreement dated August 6, 2002, under which Employee was employed by the Company (the "EMPLOYMENT AGREEMENT");

         WHEREAS, the Parties mutually agree to the termination of Employee's employment with the Company and all affiliates of the Company;

         WHEREAS, the Parties have agreed on severance benefits to Employee that differ from those in the Employment Agreement and are setting forth the agreed severance benefits in this Agreement;

         WHEREAS, Employee recognizes that the Company's obligation to provide severance benefits to him under this Agreement is conditioned upon his release of claims, as set forth in Section 3 below he may have against the Company arising out of or relating to his employment with, and cessation of employment with, the Company; and

         WHEREAS, the Parties also wish to resolve their employer-employee relationship and thus hereby engage in releases of claims against one another as specified herein.

         NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Parties agree as follows:

1. RESIGNATION AND CESSATION OF EMPLOYEE'S EMPLOYMENT. Employee hereby resigns, and confirms his resignation, as President, Chief Executive Officer and director of the Company and as an employee and director of all affiliates of the Company, effective as of September 1, 2003, and the Parties hereby acknowledge and agree that Employee's employment with the Company ceased on September 1, 2003 (the "SEPARATION DATE"). The Parties expressly waive the notice period requirements contained in Sections 5(b) and 5(d) of the Employment Agreement.

2.       SEVERANCE BENEFITS.

         a. After the Employee provides the Company with an executed copy of this Agreement, and within seven (7) days following the Effective Date, as defined in Section 3(d) below, the Company shall pay and provide Employee the severance payment or payments and other post-employment benefits, subject to applicable payroll and withholding taxes, described below in this Section 2(a) (the "SEVERANCE BENEFITS") in consideration of Employee's release of claims, as set forth in Section 3 below, and his other covenants and agreements contained herein. Employee shall not be required to seek other employment or otherwise mitigate his damages, and the Severance Benefits shall not be reduced by any other Employee earnings.

              i. The Company shall make severance payments to Employee, equal to $20,833.33 monthly, for the six (6) consecutive months from and after the Separation Date (the "SEVERANCE PERIOD"). These severance payments will be payable in semi-monthly installments in equal amounts (as nearly as possible) during the Severance Period on each of the Company's standard payroll dates.

              ii. The Company shall also make severance payments to Employee, equal to $50,000, in two installments of $25,000 on September 5, 2003, and $25,000 on or promptly (within five (5) business days) after the last day of the Severance Period.

Bradford C. Walker
Page 2

              iii. During the Severance Period, Employee and his dependents shall be entitled to continued coverage under the Company's standard insurance plans, policies, or programs, providing health, dental, vision, accidental death and dismemberment, long-term disability, and life insurance coverage (collectively, the "Benefit Plans") under terms as if Employee remained an employee of the Company; provided, however,
                                                             --------   -------
         that the Company shall be responsible for the premium costs of the Benefit Plans during the Severance Period. Following the Severance Period, Employee shall be entitled to continued coverage under the Company's group health plans, as required by Section 4980B of the Internal Revenue Code of 1986, as amended, at Employee's expense.

              iv. The Company shall pay Employee, promptly after its receipt of the documentation or other evidence (if any) necessary under the Company's standard reimbursement policies, all amounts to which Employee is entitled as reimbursement of expenses through the Separation Date under the Company's reimbursement policies as in effect on the date the expenses were incurred. In addition, the Company shall reimburse Employee for reasonable out-of-pocket expenses, consistent with the Company's expense reimbursement policies, that are incurred in connection with his activities undertaken pursuant to Section 4 below.

              v. With respect to acts or omissions of Employee while he was a director and officer of the Company, Employee will continue to be entitled to (A) the right to indemnification and advancement of expenses, to the fullest extent provided by the Company's bylaws or otherwise, from the Company, unless prohibited by applicable law, and
         (B) coverage under the Company's directors' and officers' liability insurance policies maintained by or on behalf of Company's directors and officers. For the absence of doubt, Employee shall be entitled to the benefits described in this Section 2(a)(v) with respect to any liability incurred by Employee in connection with current litigation whereby plaintiffs have named Employee, Employee's wife, the Company and various others as defendants.

         b. The Company shall pay Employee, no later than the next regular payday after the Separation Date, any accrued but unpaid salary and any accrued but unused vacation through the Separation Date.

         c. Notwithstanding anything in the Employment Agreement or the applicable stock option plan or agreement to the contrary, Employee and the Company agree that Employee's option to purchase 1,300,000 shares of Common Stock of the Company, granted on or about August 6, 2003, Employee's option to purchase 1,950,000 shares of Common Stock of the Company, granted on August 6, 2002, and Employee's option to purchase 7,500 shares of Series G Convertible Redeemable Preferred Stock, granted on August 6, 2002, each are fully vested and exercisable at any time prior to the earlier of (i) the date that is one (1) year following the registration of the applicable option's underlying shares under the Securities Act of 1933, as amended, on Form S-8 or otherwise or (ii) March 1, 2009. Upon expiration of the applicable exercise period, the applicable option shall terminate. Except as provided in this paragraph, this Agreement shall not alter the terms of any stock options granted to Employee by the Company.

         d. Except for the Severance Benefits and such other amounts (if any) to which Employee is entitled under the terms of the Employment Agreement as compensation or benefits for his services through the Separation Date or as otherwise provided for in this Agreement, Employee shall not be entitled to receive any other compensation of any sort, including, without limitation, salary, vacation, sick pay, bonuses, short-term or long-term disability benefits, or health care continuation coverage (except as provided under applicable State or federal law), from the Company, its affiliates, or their respective partners, principals, officers, directors, shareholders, managers, employees, agents, representatives, or insurance companies, or their respective predecessors, successors or assigns at any time (although Employee shall be entitled to the benefits of any agreement with or plan of the Company or any of its affiliates that, by its terms, continues to afford him rights after the Separation Date, including, without limitation, stock option agreements and plans of the Company).

3.       GENERAL AND SPECIAL RELEASE.

         a.   Employee's  Release of Claims.  In  consideration of the Severance
              ------------------------------
Benefits and the Company's release of all claims against Employee Release Parties (defined in Section 3(b)) and its other obligations hereunder, except as otherwise provided herein, Employee hereby forever releases and discharges the Company, its parent and subsidiary corporations, their respective affiliates, and their respective past and present officers, directors, shareholders,

Bradford C. Walker
Page 3

partners, members, managers, agents and employees, and each of their respective successors and assigns (collectively, "COMPANY RELEASED PARTIES"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that Employee had, now has, or may hereafter claim to have against the Company Released Parties, arising out of or relating in any way to Employee's hiring by, employment with, or separation from the Company or otherwise relating to any of Company Released Parties up to and including the date Employee signs this Agreement. Except to the extent that such waiver is precluded by law, Employee further promises and agrees that he will not file, initiate, or cause to be filed or initiated, any claim, charge, suit, complaint, grievance, action, or cause of action based upon, arising out of, or relating to any claim, demand, or cause of action released herein, nor shall he participate, assist or cooperate in any claim, charge, suit, grievance, complaint, action or proceeding regarding any of Company Released Parties, whether before a court or administrative agency or otherwise, unless required to do so by law.

         b.   Company's  Release  of  Claims.  In  consideration  of  Employee's
              -------------------------------
release of all claims against Company Released Parties and his other obligations herein, except as otherwise provided herein, the Company hereby forever releases and discharges Employee and his heirs, executors and administrators ("Employee Released Parties") from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that the Company had, now has, or may hereafter claim to have against Employee Released Parties, arising out of or relating in any way to Employee's hiring by, employment with, or separation from the Company or otherwise relating to Executive up to and including the date Employee signs this Agreement. Except to the extent that such waiver is precluded by law, the Company further promises and agrees that it will not file, initiate, or cause to be filed or initiated, any claim, charge, suit, complaint, grievance, action, or cause of action based upon, arising out of, or relating to any claim, demand, or cause of action released herein, nor shall it participate, assist or cooperate in any claim, charge, suit, grievance, complaint, action or proceeding regarding any of Employee Released Parties, whether before a court or administrative agency or otherwise, unless required to do so by law. The Company does not release any claims, charges, complaints, liens, demands, causes of action, obligations, damages or liabilities arising prior to Employee's employment with the Company and during the period in which Employee acted as a consultant to the Company.

         c.   The   releases   set  forth  in  Sections   3(a)  and  3(b)  above
specifically extend to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, discrimination, harassment, disability, loss of future earnings, and claims under any state constitution, the United States Constitution, and applicable state and federal fair employment laws, applicable state and federal equal employment opportunity laws, and applicable state and federal labor statutes and regulations, including but not limited to, the Civil Rights Act of 1964, the Fair Labor Standards Act, the National Labor Relations Act, the Labor-Management Relations Act, the Worker Retraining and Notification Act of 1988, the Americans With Disabilities Act of 1990, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, and the Age Discrimination in Employment Act of 1967, all as amended from time to time, and all other laws, statutes or regulations.

         d.   Employee's  Release of Unknown Claims.  Employee  acknowledges and
              --------------------------------------
agrees that, as a condition of this Agreement, Employee expressly waives all rights and claims against Company Released Parties that he knows about or suspects as well as those he may not know about or suspect, including those afforded  by  applicable  law,  up to and  including  the  date  he  signs  this
Agreement. For the purpose of implementing a full and complete release and discharge of Company Released Parties, as expressed in Section 3(a), above, Employee expressly acknowledges that the release above in this Agreement is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against Company Released Parties, and that this Agreement expressly contemplates the extinguishments of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

         e.   Company's Release of Unknown Claims. The Company  acknowledges and
              ------------------------------------
agrees that, as a condition of this Agreement, the Company expressly waives all rights and claims against Employee Released Parties that it knows about or suspects as well as those it may not know about or suspect, including those afforded by applicable law, up to and including the date Employee signs this Agreement. For the purpose of implementing a full and complete release and discharge of Employee Released Parties, as expressed in Section 3(b), above, the Company expressly acknowledges that the release above in this Agreement is

Bradford C. Walker
Page 4

intended to include and does include in its effect, without limitation, all claims which it does not know or suspect to exist in its favor against Employee Released Parties, and that this Agreement expressly contemplates the extinguishments of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

         f. Notwithstanding any other provision of this Agreement, the releases in Sections 3(a) and 3(b) specifically do not extend to any obligation of the Company or any of its affiliates under this Agreement or any other agreement with or plan of the Company or any of its affiliates that, by its terms, continues to afford Employee rights or benefits after the Separation Date (including, without limitation, the provisions of stock option agreements and plans of the Company in which Employee is entitled to participate following the Separation Date).

         g.   Review  and  Revocation  Period.  Employee  acknowledges  that the
              --------------------------------
Company has advised Employee that pursuant to the Age Discrimination in Employment Act of 1967, as amended, he may consult with an attorney of Employee's choosing prior to signing this Agreement and that Employee has twenty-one (21) days during which to consider the provisions of this Agreement, although Employee may sign and return it sooner. If Employee executes and returns this Agreement prior to the expiration of such twenty-one (21) day period, Employee acknowledges that he has had sufficient time to consider the terms of this Agreement with counsel and that he expressly, voluntarily and knowingly waives the remainder of such twenty-one (21) day period. Employee further acknowledges that Employee has been advised by the Company that Employee has the right to revoke this Agreement for a period of seven (7) days after signing it and that this Agreement shall not become effective or enforceable until such seven (7)-day revocation period has expired (the "EFFECTIVE DATE"). Employee acknowledges and agrees that if Employee wishes to revoke this Agreement, Employee must do so in writing, and that such revocation must be signed by Employee and received by Shaun McMeans, Chief Financial Officer, no later than 5:00 p.m., Arizona time, on the seventh (7th) day after Employee has signed this Agreement. Employee acknowledges and agrees that, in the event that Employee revokes this Agreement, Employee shall have no right to receive any benefits hereunder, including the Severance Benefits, except as required by law.

4. COOPERATION FOLLOWING THE SEPARATION DATE. During the Severance Period, Employee agrees to cooperate with the Company's reasonable requests for consultation and minor services. Following the Severance Period, Employee shall not be obligated to provide such services, but the Parties may agree to any consulting arrangement, for fee otherwise. From time-to-time, Employee shall provide reasonable assistance and cooperation to the Company and its affiliates in activities related to the prosecution or defense of any pending or future lawsuits, arbitrations, regulatory inquiries or other legal proceedings or claims involving the Company or its affiliates (excluding any proceeding involving any alleged breach of this Agreement), and within reason, make himself available to Company representatives, including legal counsel, upon reasonable notice and without the need for issuance of any subpoena or similar process to testify in any such proceeding.

5. NO DISPARAGEMENTS. Employee agrees not to make any oral or written, public or private statements that are disparaging of the Company or any of Company Released Parties, except that Employee may respond accurately and fully to any questions, inquiries, or requests for information when required by legal process, to the extent so required. The Company agrees not to make any oral or written, public or private statements that are disparaging of the Employee, except that the Company may respond accurately and fully to any questions, inquiries, or requests for information when required by legal process, to the extent so required.

6. RESTRICTIVE COVENANT. During the Severance Period, Employee agrees not to, at any time, directly or indirectly, whether or not for compensation, engage in, or have any interest in, any person, firm, corporation or business (whether as an employee, security holder, proprietor, officer, director, agent, trustee, consultant, partner, creditor or otherwise), which sells or markets specialty surgical and critical care products manufactured by third parties, or manufactures surgical illumination systems or ancillary products (the "BUSINESS") in any state in the United States or in any other jurisdiction outside the United States in which the Company or any of its subsidiaries or affiliates conducted the Business; provided, however, that during the Severance Period, Employee may own shares of companies whose securities are publicly traded, so long as the securities so owned do not constitute more than five (5%) percent of the outstanding securities of such company (unless such company is the Company, in which case no limit shall apply). In the event that Employee undertakes any such activities without written permission from the Company, the Company's obligation to pay Employee the Severance Benefits shall cease.

Bradford C. Walker
Page 5

7. NON-ADMISSION OF LIABILITY. Nothing in this Agreement shall be construed as an admission of liability by the Parties; rather, Employee and the Company Released Parties are resolving any and all disputes arising from Employee's employment with the Company, cessation of that employment, and all other relationships between Employee and the Released Parties, as to each of which each of Company Released Parties and Employee denies any liability.

8. BINDING EFFECT. This Agreement shall be binding upon the Parties and their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the Parties and their respective heirs, administrators, representatives, executors, successors and assigns.

9. SEVERABILITY. While the provisions contained in this Agreement are considered by the Parties to be reasonable in all circumstances, it is recognized that provisions of the nature in question may fail for technical reasons and, accordingly, it is hereby agreed and declared that if any one or more of such provisions shall, either by itself or themselves or taken with others, be adjudged to be invalid as exceeding what is reasonable in all circumstances for the protection of the interests of the Company, but would be valid if any particular restrictions or provisions were deleted or restricted or limited in a particular manner, then the said provisions shall apply with any such deletions, restrictions, limitations, reductions, curtailments, or modifications as may be necessary to make them valid and effective.

10. ENTIRE AGREEMENT/MODIFICATION. This Agreement, along with the provisions of the Employment Agreement that survive the cessation of Employee's employment thereunder and the other documents expressly referred to in this Agreement that continue in effect after the Separation Date, constitute the entire understanding between the Parties and may not be modified without the express written consent of the Parties. In addition, this Agreement, with the other documents referred to in the preceding sentence, supersedes all other prior written and/or oral and all contemporaneous oral agreements regarding the subject matter hereof. The Parties agree that (i) the provisions contained in
Section 6(a) of the Employment  Agreement are not superceded by this  Agreement,
(ii) the provisions contained in Section 6(b) of the Employment Agreement are superceded by this Agreement, and (iii) the provisions contained in Section 6(e) of the Employment Agreement are not superceded by this Agreement, except that such provisions shall only be effective during the Severance Period, and shall lapse thereafter.

11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced pursuant to the laws of the State of Arizona applicable to contracts made and entirely to be performed therein, except to the extent otherwise set forth in Section 12, below.

12. BINDING ARBITRATION OF DISPUTES. Except as is necessary to specifically enforce, or enjoin the breach of, this Agreement (to the extent such remedies are otherwise available), the Parties agree that any disputes that may arise in connection with, arising out of or relating to this Agreement, or any dispute that relates in any way, in whole or in part, to Employee's employment with the Company, the cessation of that employment or any other dispute by and between the Parties, including any and all claims Employee or the Company may later attempt to assert against any of Company Released Parties or Employee Released Parties, respectively, as defined in Section 3, above, shall be submitted to binding arbitration in Tucson, Arizona pursuant to the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. This arbitration provision shall be governed by and construed and enforced pursuant to the Federal Arbitration Act. The Parties agree that each shall bear his or its own attorneys' fees and costs in connection with any such arbitration, though the arbitrator or arbitration panel may (as part of the arbitration award or determination) otherwise allocate such attorneys' fees and costs. Should either Party pursue any other legal or administrative action with respect to any matter included within this binding arbitration provision, the responding Party shall be entitled to recover its costs, expenses and attorneys' fees incurred as a result of such action.

13. PAYMENT OF EXPENSES. The Company shall pay the reasonable legal fees and expenses of Employee in negotiating, preparing, and executing this Agreement, not to exceed $2,500. Otherwise, each Party shall be responsible for his or its own expenses incurred in connection with performing his or its obligations under or referred to in this Agreement, with the exception of reasonable expenses incurred by Employee in providing assistance to or cooperating with the Company in activities related to any legal proceedings or claims involving the Company or its affiliates pursuant to Section 2(a)(v), which shall be reimbursed by the Company.

Bradford C. Walker
Page 6

14. VOLUNTARY AGREEMENT/NO INDUCEMENTS. BY SIGNING THIS AGREEMENT, EMPLOYEE ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS READ THIS AGREEMENT AND HAS HAD SUFFICIENT OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF EMPLOYEE'S CHOOSING PRIOR TO SIGNING IT, AND EMPLOYEE DOES NOT RELY, AND HAS NOT RELIED, ON ANY FACT, REPRESENTATION, STATEMENT OR ASSUMPTION OTHER THAN AS SPECIFICALLY SET FORTH OR REFERRED TO IN THIS AGREEMENT. EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT EMPLOYEE UNDERSTANDS EACH OF THE TERMS OF THIS AGREEMENT AND EMPLOYEE IS ENTERING INTO THIS AGREEMENT FREELY, VOLUNTARILY, AND WITHOUT COERCION.


         Employee:         /s/ Bradford C. Walker
                    ------------------------------------------
                           Bradford C. Walker


         Dated this   5  day of September, 2003
                    -----






         PRIMESOURCE HEALTHCARE, a Massachusetts corporation



         By:      /s/ Shaun McMeans
             -------------------------------------------------

         Its:     Chief Financial Officer
             -------------------------------------------------


         Dated this  5   day of September, 2003
                    -----